Exhibit 32

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Kona Coast Systems, Inc..  (the "Company") on Form 10-Q for the period ended

March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),

I, Joseph Meuse., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Meuse
Joseph Meuse
Chief Financial Officer
May 14, 2010